UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SMACK SPORTSWEAR
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SMACK SPORTSWEAR 13636 Ventura Blvd #475 Sherman Oaks, CA 91423

January __, 2016

Dear Shareholders:

We cordially invite you to attend our Special Meeting of Shareholders.  The meeting will be held on February __, 2016, at 10:00 a.m. local time, at the offices of David Lubin & Associates, PLLC, 108 S. Franklin Avenue, Suite 10, Valley Stream, NY 11580.

With this letter we are including the notice for our meeting, the proxy statement, and the proxy card.  At the meeting, we will vote on the following matters:

1.
To authorize the amendment of our Articles of Incorporation for the purpose of increasing the authorized capital of the Company from seventy million (70,000,000) shares of common stock, $.001 par value per share, to two hundred million (200,000,000) shares of common stock, $.001 par value per share.

2.	To change the name of the company from “Smack Sportswear” to “Almost Never Films Inc.”
3.	To transact such other business as may properly be brought before a special meeting of the shareholders of our company or any adjournment thereof.

Your vote is important to us, and I look forward to seeing you at the meeting.  If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in Smack Sportswear.

Sincerely,

SMACK SPORTSWEAR

By:	/s/ Danny Chan
Danny Chan Chief Executive Officer and Chief Financial Officer

SMACK SPORTSWEAR
13636 Ventura Blvd #475
Sherman Oaks, CA 91423
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting the (“Meeting”) of the shareholders of Smack Sportswear (the “Company”) will be held on February __, 2016, at 10:00 a.m., at the offices of David Lubin & Associates, PLLC, 108 S. Franklin Avenue, Suite 10, Valley Stream, NY 11580 for the following purposes:

1.
To authorize the amendment of our Articles of Incorporation for the purpose of increasing the authorized capital of the Company from seventy million (70,000,000) shares of common stock, $.001 par value per share, to two hundred million (200,000,000) shares of common stock, $.001 par value per share.

2.	To change the name of the company from “Smack Sportswear” to “Almost Never Films Inc.”
3.	To transact such other business as may properly be brought before a special meeting of the shareholders of our company or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on February __, 2016 (the “Record Date”).  Only shareholders of record at the Record Date are entitled to notice of and to vote at the Meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages.  Please review it carefully.  We hope you will attend the Meeting.  If you do not plan to attend, please sign, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Meeting in accordance with your instructions.  For more instructions, please see the Questions and Answers beginning on page 1 of this Proxy Statement and the instructions on the attached proxy card.

By Order of the Board of Directors,

January __, 2016

SMACK SPORTSWEAR

By:	/s/ Danny Chan
Danny Chan Chief Executive Officer and Chief Financial Officer

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

QUESTIONS AND ANSWERS ABOUT THIS
  PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving this proxy material?

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.001 par value (the “Common Stock”), of Smack Sportswear, a Nevada corporation (the “Company”), commencing on or about January __, 2016, in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the special meeting of the shareholders of the Company (the “Meeting”) to be held at the offices of David Lubin & Associates, PLLC, 108 S. Franklin Avenue, Suite 10, Valley Stream, NY 11580 on February __, 2016 at 10:00 a.m.  You are invited to attend the Meeting and are requested to vote on the proposal described in this Proxy Statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposal to be voted on at the Meeting, the voting process, the security ownership of certain beneficial owners and management, and certain other required information.

On what matters am I voting?

Our Board seeks shareholder approval for the proposal to amend our Articles of Incorporation for the purpose of (a) increasing the authorized capital of the Company from seventy million (70,000,000) shares of common stock to two hundred million (200,000,000) shares of common stock, as set forth in Proposal No. 1 below and (b) changing the name from “Smack Sportswear” to “Almost Never Films Inc.”, as set forth in Proposal No. 2 below.  As previously reported in our Current Report on Form 8-K filed with the SEC on January 20, 2016, the Company acquired Almost Never Films Inc. (“Almost Never”), an Indiana company, by issuing to the two shareholders of said company 1,000,000 shares of our Series A Convertible Preferred Stock (the “Series A Preferred Stock”), par value $0.001 per share in exchange for all 100,000,000 shares of the issued and outstanding common stock of Almost Never. As a result of the transaction, Almost Never become a wholly-owned subsidiary of the Company. Since the Company consummated the transaction with Almost Never, the Board has determined that the name of the Company should be changed to reflect the proposed operations of Almost Never.  The shareholders will also transact any other business that properly comes before the Meeting.

What is our Board’s voting recommendation?

The Board has approved the increase in the authorized capital of the Company from seventy million (70,000,000) shares of common stock to two hundred million (200,000,000) shares of common stock and recommends that stockholders of the Company vote FOR approval of increase in the authorized capital of the Company.  In the event that this proposal is approved, the Board will file an amendment to the Company’s Articles of Incorporation in Nevada similar to the attached Appendix A to increase the authorized capital of the Company.

The Board has approved the change in the name of the Company from “Smack Sportswear” to “Almost Never Films Inc.”, and recommends that stockholders of the Company vote FOR approval of the change of the name of the Company.  In the event that this proposal is approved, the Board will file an amendment to the Company’s Articles of Incorporation in Delaware similar to the attached Appendix B to increase the authorized capital of the Company.

Who can vote at the Meeting?

Stockholders who owned shares of Common Stock as of the close of business on the Record Date may attend and vote at the Meeting. The record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof is _____, 2016, the date prior to the date of this notice. Each share held on the Record Date is entitled to one vote.  There were 27,621,237 shares of Common Stock outstanding as of the Record Date and 1,000,000 shares of Series A Preferred Stock issued and outstanding as of the Record Date, with each share of Preferred Stock treated provisionally as convertible into 100 shares of Common Stock.

How do I vote?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card).  Each such share is entitled to one vote on each matter submitted to a vote at the Meeting.  To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States.  If a proxy specifies how it is to be voted, it will be so voted.  If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR approval of Proposal No. 1 and Proposal No. 2 in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, with respect to any other matter that is properly brought before the Meeting for action by shareholders.  Proxies in the form enclosed are being solicited by our Board for use at the Meeting.

May I revoke my proxy?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Chief Executive Officer, Danny Chan, by signing another proxy card with a later date and submitting this later dated proxy to Mr. Chan before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting.  Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to Smack Sportswear, Attention: Danny Chan, Chief Executive Officer, 13636 Ventura Blvd., #475, Sherman Oaks, California 91423, or hand delivered to Mr. Chan at or before the voting at the Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the shares entitled to vote as of the Record Date.  As of such date, there were an aggregate of 127,621,237 shares entitled to vote, which consisted on 27,621,237 shares of Common Stock and an additional 100,000,000 shares (each of the issued and outstanding share of Series A Preferred Stock is entitled to vote as 100 shares of Common Stock). Accordingly, a quorum will be present for the Meeting if an aggregate of at least 63,810,619 shares are present in person or by proxy at the Meeting.

How many votes are required to approve the proposals?

The approval of the proposal herein requires the affirmative vote by the holders of a majority of shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting.  For example, if all 127,621,237 shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 63,810,619 of the shares.  As another example, if only the required minimum quorum of 63,810,619 shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 31,905,310 of the shares.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other employees.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K which will be filed with the SEC within four business days after the Meeting.

How can shareholders communicate with our Board of Directors?

Company shareholders who want to communicate with our Board may write to Smack Sportswear, Attention: Danny Chan, Chief Executive Officer, 13636 Ventura Blvd., #475, Sherman Oaks, California 91423, email address at dc@almostneverfilms.com.  Your letter should indicate that you are a Company shareholder. Depending on the subject matter, Mr. Chan will: (i) forward the communication to the appropriate officer of the Company; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director to whom they were addressed, and shall make those communications available to our Board upon request.

CURRENT INFORMATION ABOUT THE COMPANY/BACKGROUND FOR THE PROPOSALS

As reported in our Current Report on Form 8-K filed with the SEC on January 20, 2016, the Company acquired Almost Never Films Inc., an Indiana company, by issuing to Danny Chan and Derek Williams, the two shareholders of said company, 100,000,000 shares of the Series A Preferred Stock of the Company in exchange for all 100,000,000 shares of the issued and outstanding common stock of Almost Never Films Inc. (the “Share Exchange”). As a result of the Share Exchange, Almost Never became a wholly-owned subsidiary of the Company and the two Almost Never Shareholders in the aggregate acquired a controlling interest in the Company.

Each holder of Series A Preferred Stock may convert such shares of Series A Preferred Stock into fully paid, non-assessable shares of Common Stock of the Company at a conversion rate calculated by multiplying the number of shares of Series A Preferred Stock to be converted by one hundred (100). Accordingly, if all the Series A Preferred Stock was converted, the Company would have 127,621,237 shares of Common Stock issued and outstanding (in excess of the amount of shares of Common Stock currently authorized).

The Certificate of Designation of the Series A Preferred Stock also provides that as long as any shares of Series A Preferred Stock are outstanding, the Company will not, without first obtaining the approval by vote or written consent of all the holders of then outstanding shares of Series A Preferred Stock, voting as a separate class:

●	Amend any Articles of Incorporation, certificate of designation or by-laws or other constitutional documents of the Company that adversely affect the Series A Preferred Stock;
●	Issue any securities and reclassification of any outstanding securities of the Company;
●	Merge or consolidate the Company with one or more other corporations in which the shareholders of the Company immediately after such merger or consolidation hold stock representing less than a majority of the voting power of the outstanding stock of the surviving company;
●	Liquidate or dissolve the Company or terminate or materially modify the Company’s subsidiaries;
●	Make acquisitions, divestments or disposals where the aggregate consideration, in one transaction or a series of related transactions, exceeds $1,000,000;
●	Materially change the nature of the business and strategic direction of the Company;
●	Incur any capital expenditures for any project which exceeds $1,000,000;
●	Incur any new indebtedness which exceeds $1,000,000;
●	Enter into any new related-party transactions or a series of related-party transactions within any 12-month period, or contracts and arrangements which exceed $1,000,000 in consideration; and
●	Make any payments outside the ordinary course of business or pay dividends.

As a result of the acquisition of Almost Never, we are currently an independent film company focused on film production and production related services in connection with genre specific motion pictures with production costs in the $5.0 million to $50.0 million range.  Our proposed business is to facilitate relationships (and as such, provide production related services) between creative talent (including writers, actors and directors) and companies who produce, finance and distribute motion pictures. We intend to acquire or license rights to materials upon which we believe motion pictures can be based (screenplays, books, short stories etcetera, which are referred to within the entertainment industry as the “underlying property”). We may further develop an underlying property by contracting for additional writing services and/or by bringing in new writers to perform “polishes” or “rewrites” on a particular underlying property.

Notwithstanding the acquisition, we are still considered a “shell company” (as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended).

Attached to this Proxy Statement please find the audited financial statements of Almost Never Films Inc.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following management's discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in the exhibits to this Proxy Statement. The management's discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words "believe," "plan," "intend," "anticipate," "target," "estimate," "expect" and the like, and/or future tense or conditional constructions ("will," "may," "could," "should," etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under "Risk Factors" commencing on page 17 above, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company's actual results and plans could differ materially from those anticipated in these forward-looking statements as a result of several factors, some of which cannot be anticipated or predicted. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Proxy Statement.

As a result of the Share Exchange and the change in business and operations of the Company, a discussion of the past financial results of the Company is not pertinent, and under applicable accounting principles the historical financial results of Almost Never, the accounting acquirer, prior to the Share Exchange are considered the historical financial results of the Company.

Upon the completion of the Share Exchange, Almost Never became a wholly-owned subsidiary of the Company. All references to "Almost Never" shall mean and refer to Almost Never prior to the Share Exchange and to the Company as well as to the business of Almost Never (constituting our only business) after the Share Exchange as required by the context.

The following discussion highlights Almost Never's results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on Almost Never's audited and unaudited financial statements supplied as exhibits to this Proxy Statement, which we have prepared in accordance with United States generally accepted accounting principles. You should read the discussion and analysis together with such financial statements and the related notes thereto.

Basis of Presentation

The audited financial statements of Almost Never from July 8, 2015 to October 31, 2015, including a summary of our significant accounting policies and notes thereto, should be read in conjunction with the discussion below.  In the opinion of management, all material adjustments necessary to present fairly the results of operations for such periods have been included in these audited financial statements.  All such adjustments are of a normal recurring nature.

Overview

Upon the consummation of the transactions contemplated by the Exchange Agreement, on January 15, 2016, we issued 1,000,000 shares of our Series A Convertible Preferred Stock to the Almost Never Shareholders in exchange for all 100,000,000 shares of issued and outstanding common stock of Almost Never. As a result of the Exchange Agreement, Almost Never became our wholly-owned subsidiary, and the two Almost Never Shareholders have voting power equal to approximately 80% of the voting power of the Company.

Almost Never Films Inc. was founded as an Indiana corporation in July 2015. Activities since inception, through October 31, 2015, were devoted primarily to business development that included meetings with producers, actors, directors and screenwriters in the film industry to explore various partnerships and other collaborations.  Development consists of meeting with screenwriters, producers, directors, talent agencies, and other motion picture industry executives.

As part of Share Exchange, Doug Samuelson, our sole officer, resigned from all his positions with the Company and Danny Chan was elected as our Chief Executive Officer, Chief Financial Officer and a director on our Board, and Derek Williams was elected as our Chief Operating Officer. Mr. Chan and Mr. Williams held the same executive office positions at Almost Never prior to the Share Exchange. Effectively ten (10) days after the filing and distribution of an Information Statement on Schedule 14f-1, Mr. Williams will become a director on our Board and Doug Samuelson, a current director, will resign.

Results of Operations

Fiscal period July 8, 2015 to October 31, 2015

Revenues

During July 8, 2015 through October 31, 2015, the Company generated no revenues.

Operating Expenses

During July 8, 2015 through October 31, 2015, the Company incurred operating expenses of $1,090, all of which were general and administrative expenses.

Income Taxes

The Company provides for income taxes under ASC 740, “Income Taxes.”  Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities, and the tax rates in effect when these differences are expected to reverse.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.
The provision for income taxes differs from the amounts which would be provided by applying the statutory federal and state income tax rate of 21.5% to the net loss before provision for income taxes for the full valuation allowance, resulting in income tax expense of $0 for the period July 8, 2015 to October 31, 2015.  As of October 31, 2015, the Company did not have any deferred tax assets and liabilities.

Financial Condition, Liquidity and Capital Resources

Since our inception, we devoted substantially all of our efforts to the development of motion picture projects that consisted of meeting with screenwriters, producers, directors, talent agencies, and other motion picture industry executives. We have not, as of the date of this Proxy Statement, generated any revenues from our planned principal operations.

Cash and Working Capital

Working Capital
October 31, 2015
Current Assets	$8,910
Current Liabilities	-
Working Capital	$8,910

Cash Flows
July 8, 2015 through October 31, 2015
Net cash provided by operating activities	$(1,090)
Net cash used in investing activities	-
Net cash provided by financing activities	10,000
Net increase in cash	$8,910

During July 8, 2015 through October 31, 2015, the Company generated no cash from operations and received $10,000 cash by the way of issuance of common stock. The Company neither generated funds, nor used funds, in investing activities during July 8, 2015 through October 31, 2015.

Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time. These conditions raise substantial doubt as to our ability to continue as a going concern.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses. The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management's efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

Sources of Liquidity

Since inception, we satisfied our operating cash requirements from investment from our founders Danny Chan and Derek Williams.

We anticipate we will rely on equity sales of our common shares in order to continue to fund our business operations.  Issuances of additional shares will result in dilution to our existing shareholders.  There is no assurance that we will achieve any of additional sales of our equity securities or arrange for debt or other financing to fund our exploration and development activities.

Off-Balance Sheet Arrangements

We have no "off-balance sheet arrangements" (as that term is defined in Item 303(a)(4)(ii) of Regulation S-K).

Critical Accounting Policies, Estimates, and Judgments

Our financial statements are prepared in accordance with accounting principles that are generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. We continually evaluate our estimates and judgments, our commitments to strategic alliance partners and the timing of the achievement of collaboration milestones. We base our estimates and judgments on historical experience and other factors that we believe to be reasonable under the circumstances. Materially different results can occur as circumstances change and additional information becomes known. Besides the estimates identified above that are considered critical, we make many other accounting estimates in preparing our financial statements and related disclosures. All estimates, whether or not deemed critical, affect reported amounts of assets, liabilities, revenues and expenses, as well as disclosures of contingent assets and liabilities. These estimates and judgments are also based on historical experience and other factors that are believed to be reasonable under the circumstances. Materially different results can occur as circumstances change and additional information becomes known, even for estimates and judgments that are not deemed critical.

Quantitative and Qualitative Disclosures About Market Risk

Not applicable.

PROPOSALS TO BE VOTED UPON

PROPOSAL NO. 1
INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

As of _____, 2016, the record date for the Special Meeting, the authorized capital of Company consisted solely of 70,000,000 shares of Common Stock, $.001 par value, and 5,000,000 shares of preferred stock, no par value, of which, 27,621,237 shares of Common Stock were outstanding and 1,000,000 Series A preferred stock were outstanding. The Board has approved the change in the Certificate of Incorporation of the Company to increase the number of authorized common stock from 70,000,000 shares to 200,000,000 shares of common stock, par value $.001 per share. The text of the proposed amendment which contains the increase in the authorized common stock is attached hereto as Appendix I. The approval of this proposal will not affect total stockholder equity but will increase the authorized capitalization of the Company.

As reported in our Current Report on Form 8-K filed with the SEC on January 20, 2016 and as described in this Proxy Statement, the Company acquired Almost Never Films Inc., an Indiana company, by issuing to the two shareholders of said company 100,000,000 shares of the Series A Preferred Stock of the Company. As a result of this transaction, Almost Never became a wholly-owned subsidiary of the Company and the two Almost Never Shareholders in the aggregate acquired a controlling interest in the Company.

In connection with the acquisition of Almost Never Films, we issued 1,000,000 shares of our Series A Preferred Stock to the Almost Never Films shareholders in exchange for all 100,000,000 shares of issued and outstanding common stock of Almost Never.  Each holder of Series A Preferred Stock may convert such shares of Series A Convertible Preferred Stock of the Company into fully paid, non-assessable shares of Common Stock of the Company at a conversion rate calculated by multiplying the number of shares of Series A Preferred Stock of the Company to be converted by one hundred (100).

The Company has determined that the increase in the Company’s common stock from 70,000,000 to 200,000,000 shares will be sufficient to provide the Company with the flexibility to issue common stock without further action by the Company's stockholders (unless required by law or regulation) to meet its current obligations and for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the conversion of the outstanding Series A Preferred Stock (which would result in the issuance of 100,000,000 shares of Common Stock), sale of shares to obtain additional capital funds, the use of additional shares for various equity compensation and other employee benefit plans of the Company or of acquired companies, the acquisition of other companies, and other bona fide purposes.

After taking into consideration our current outstanding equity on a fully diluted basis (127,621,237 shares), as well as to assure that we have additional shares available for issuance, if needed, our board of directors have determined that it is in the best interest of our shareholders to increase the number of authorized shares of our Common Stock to 200,000,000. The additional common stock to be authorized will become part of the existing class of Common Stock and will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our Common Stock now authorized. The proposed Amendment will not affect the terms of the outstanding Common Stock or the rights of the holders of the Common Stock, except for some disadvantages incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share, which could have a depressive effect upon the market value of the Company’s Common Stock and an adverse effect on the voting rights of current holders of Common Stock as their percentage ownership will be reduced.

The additional Common Stock to be authorized by the proposed amendment would have rights identical to our currently outstanding Common Stock. Holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of our shareholders, including the election of directors. The Board believes that it is in Company's best interests to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to issue Common Stock without further action by the Company's stockholders (unless required by law or regulation) for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the sale of shares to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans of the Company or of acquired companies, the acquisition of other companies, and other bona fide purposes. Other than the issued and outstanding Series A Preferred Stock, the Company has no outstanding options, warrants or any other convertible securities or any other agreement or arrangement to issue any additional shares of capital stock.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 1

The Board has approved the change in the Articles of Incorporation of Company for the purpose of increasing the authorized capital from 70,000,000 shares of common stock, par value $.001 per share to 200,000,000 shares of common stock, par value $.001 per share authorized and recommends that shareholders of the Company vote FOR approval of the increase in the number of authorized shares of common stock.

PROPOSAL NO. 2
CHANGE IN THE COMPANY’S NAME FROM “SMACK SPORTSWEAR” TO
“ALMOST NEVER FILMS INC.”

Our Board seeks the approval of the shareholders to amend our Articles of Incorporation for the purpose of changing the Company’s name from “Smack Sportswear” to “Almost Never Films Inc.”  Our Board has determined that it is in the best interests of our Company and its shareholders to change the name of the Company to better reflect its proposed business activities as a result of the consummation of the merger with Almost Never, and to seek shareholder approval of such name change.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 2

The Board has approved the change in the name of the Company “Smack Sportswear” to “Almost Never Films Inc.”  and recommends that stockholders of the Company vote FOR approval of the change in the name of the Company.  In the event that this proposal is approved, the Board will file an amendment to the Company’s Articles of Incorporation similar to the attached Appendix B to change the name of the Company.

OTHER BUSINESS
REGARDING PROPOSAL NO. 3

Our Board knows of no business that will be presented for consideration at the Meeting other than the items referred to above. If any other matter is properly brought before the Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

We do not expect that a representative from Weinberg & Co., P.A., the auditors for the Company for the current year and the most recently completed fiscal year, will be at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of January 15, 2016, immediately after the closing of the Share Exchange and the issuance of 1,000,000 shares of our Series A Preferred Stock (which are convertible to 100,000,000 shares of Common Stock held by the Almost Never Film shareholders), by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.  To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse.  To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted.  Other than the Share Exchange, to our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Almost Never Films Inc., 13636 Ventura Blvd #475, Sherman Oaks, CA 91423.

The following table indicates the percentage of the class including the Series A Preferred Stock owned by Messrs. Chan and Williams.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Owner	Percent of Class(1)

5% Stockholder
Fox Chase PO Box 233, Redondo Beach, CA 90277	Common Stock	1,666,667	6.0%
Named Executive Officers and Directors
Danny Chan, Chief Executive Officer, Chief Financial Officer and Director	Common Stock	51,706,084(2)	66.6	%(2)
Derek Williams, Chief Operating Officer	Common Stock	50,000,000(3)	64.4	%(3)
Doug Samuelson, Director and Former Officer 6025 Macadam Ct., Agoura Hills, CA	Common Stock	2,558,334	9.3%
William Sigler(4), Former Officer 1765 Oak Street, Torrance, CA 90501	Common Stock	3,418,999	12.4%
Christopher Jenks, Former Officer 1211 8th St. Manhattan Beach, CA 90266	Common Stock	1,458,334	5.3%
All directors and officers as a group (3 persons)	Common Stock	104,264,418	81.7%

(1) Percentages are based upon 27,621,237 shares of our Common Stock and the Series A Preferred Stock issued and outstanding.

(2) The shares of Common Stock indicated as beneficially owned by Danny Chan include 50,000,000 shares of Common Stock issuable upon the conversion of 500,000 shares of Series A Preferred Stock.

(3) The shares of Common Stock indicated as beneficially owned by Derek Williams include 50,000,000 shares of Common Stock issuable upon the conversion of 500,000 shares of Series A Preferred Stock.

(4) As of July 27, 2015, William Sigler resigned as a director of the Company. In connection therewith, Mr. Sigler also agreed to sell all his shares of Common Stock in the Company for an aggregate purchase price of $90,000; however, Mr. Sigler has no further obligation to sell his shares and is free to sell or transfer his shares as he desires. In September 2015, Mr. Sigler sold 1,706,084 shares of Common Stock to Danny Chan for an aggregate purchase price of $22,500.

Beneficial Ownership of Our Series A Convertible Preferred Stock

The following table sets forth certain information regarding beneficial ownership of our Series A Preferred Stock as of January 15, 2016, immediately following the closing of the Share Exchange, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Series A Preferred Stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.  Each share of Series A Preferred Stock is entitled to vote on all matters submitted to the Company’s stockholders and are entitled to such number of votes as is equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock are convertible. Each share of Series A Preferred Stock is currently convertible into 100 shares of Common Stock. Unless otherwise indicated, the persons named in the table below had sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Almost Never Films Inc., 13636 Ventura Blvd #475, Sherman Oaks, CA 91423.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Owner	Percent of Class(1)

Named Executive Officers and Directors
Danny Chan(1), Chief Executive Officer, Chief Financial Officer and Director	Series A Convertible Preferred Stock	500,000	50.0%
Derek Williams(2), Chief Operating Officer	Series A Convertible Preferred Stock	500,000	50.0%
All directors and officers as a group (2 persons)	Series A Convertible Preferred Stock	1,000,000	100.0%

(1) Percentages are based on 100,000,000 shares of our Series A Preferred Stock issued and outstanding immediately after the closing of the Share Exchange on January 15, 2016.

SHAREHOLDER PROPOSALS

Shareholders of our Company may submit proposals to be considered for shareholder action at the Meeting if they do so in accordance with applicable regulations of the SEC and the laws of the State of Nevada. In order to be considered for inclusion in the Proxy Statement for the meeting, our Interim Chief Executive Officer must receive proposals no later than _________, 2016. Shareholder proposals should be addressed to Company shareholders who want to communicate with our Board may write to Smack Sportswear, Attention: Danny Chan, Chief Executive Officer, 13636 Ventura Blvd., #475, Sherman Oaks, California 91423, email address doug@smacksportswear.com.

OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the meeting other than the item referred to above. If any other matter is properly brought before the Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Smack Sportswear
13636 Venture Blvd., #475
Sherman Oaks, California 91423

By Order of the Board of Directors,

By:	/s/ Danny Chan
Danny Chan Chief Executive Officer and Chief Financial Officer

SMACK SPORTSWEAR
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
February__, 2016

         The undersigned, a shareholder of Smack Sportswear (the "Company"), does hereby appoint Danny Chan as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Shareholders of the Company to be held on February__, 2016, at 10:00 a.m., at the offices of David Lubin & Associates, PLLC, 108 S. Franklin, Suite 10, Valley Stream, NY 11580 (the "Meeting"), to represent the undersigned at the Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Meeting, in any manner and with the same effect as if the undersigned were personally present at the Meeting, and the undersigned hereby authorizes and instructs the above named proxy to vote as specified below.

         The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

         The shares represented by this Proxy shall be voted in the following manner:

1.            Approval of the proposal to amend the Articles of Incorporation for the purpose of increasing the authorized capital of the Company from 70,000,000 shares of common stock to 200,000,000 shares of common stock, $.001 par value per share.

FOR	AGAINST	WITHOLD
[ ]	[ ]	[ ]

2.            Approval of the proposal to amend the Articles of Incorporation for the purpose of changing increasing the Company from “Smack Sportswear” to “Almost Never Films Inc.”

FOR	AGAINST	WITHOLD
[ ]	[ ]	[ ]

3.            In the discretion of the persons acting as proxies, on such other matters as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign in corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned on January __, 2016:   _________________________________

Dated: ________________, 2016	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________
Dated: ________________, 2016	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________

Appendix A

CERTIFICATE OF AMENDMENT
TO
THE ARTICLES OF INCORPORATION
OF
SMACK SPORTSWEAR

The undersigned, for purposes of amending the Articles of Incorporation (the “Certificate”) of Smack Sportswear, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada, does hereby certify as follows:

FIRST:   The name of the corporation is Smack Sportswear (the “Corporation”), and the date of its incorporation was October 31, 2007.

SECOND:   That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate to change the name of the Corporation, declaring said amendment to be advisable and calling a special meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article FOURTH, so that, as amended said Article shall be read as follows: “The total number of shares of stock which the Corporation shall have authority to issue is 200,000,000 shares of common stock, $.001 par value per share (the "Common Stock").

THIRD: That the foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section __ of the Nevada Revised Statutes of the State of Nevada.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Amendment to the Certificate this ___ day of _______, 2016.

By:	/s/ Danny Chan
Danny Chan
Chief Executive Officer and Chief Financial Officer

Appendix B

CERTIFICATE OF AMENDMENT
TO
THE ARTICLES OF INCORPORATION
OF
SMACK SPORTSWEAR

The undersigned, for purposes of amending the Articles of Incorporation (the “Certificate”) of Smack Sportswear, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada, does hereby certify as follows:

FIRST:   The name of the corporation is Smack Sportswear (the “Corporation”), and the date of its incorporation was October 31, 2007.

SECOND:   That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate to change the name of the Corporation, declaring said amendment to be advisable and calling a special meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the name of the Corporation be amended by changing Article I, so that, as amended said Article shall be read as follows: "The name of the Corporation is Almost Never Films Inc."

THIRD: That the foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section __ of the Nevada Revised Statutes of the State of Nevada.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Amendment to the Certificate this ___ day of _______, 2016.

By:	/s/ Danny Chan
Danny Chan
Chief Executive Officer and Chief Financial Officer

ALMOST NEVER FILMS INC.
Financial Statements
For the Period July 8, 2015 to October 31, 2015

ALMOST NEVER FILMS INC.

Report of Independent Registered Public Accounting Firm

To the Management and Stockholders of
ALMOST NEVER FILMS INC.
Fishers, Indiana

We have audited the accompanying balance sheet of ALMOST NEVER FILMS INC., as of October 31, 2015, and the related statements of operations, changes in stockholders’ equity and cash flows for the period July 8, 2015 to October 31, 2015.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Almost Never Films Inc. at October 31, 2015, and the results of its operations and its cash flows for the period July 8, 2015 to October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note C to the financial statements, the Company had no operating income over the period July 8, 2015 to October 31, 2015, no executed financing arrangements to fund start-up as of October 31, 2015, and is entering a risky industry.  These considerations raise substantial doubt about its ability to continue as a going concern.  Management's plans concerning these matters are also described in Note C.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Indianapolis, Indiana
December 28, 2015

 3925 River Crossing Pkwy, Suite 300 | Indianapolis, IN 46240 | 317.472.2200/800.469.7206 | somersetcpas.com

ALMOST NEVER FILMS INC.
Balance Sheet

October 31,
2015
Assets
Current Assets
Cash and cash equivalents	8,910

Total Current Assets	8,910

Total Assets	$8,910

Liabilities and Stockholders’ Equity
Total Liabilities	$-

Commitments and Contingencies (Note F)

Stockholders' Equity
Common stock, 100,000,000 shares issued and outstanding at October 31, 2015	10,000
Accumulated deficit	(1,090)

Total Stockholders' Equity	8,910

Total Liabilities and Stockholders’ Equity	$8,910

See accompanying notes.

ALMOST NEVER FILMS INC.
Statement of Operations

July 8, 2015 to
October 31, 2015

Revenues	$-

Operating Expenses
General and administrative	1,090

Total Operating Expenses	1,090

Loss from Operations	(1,090)

Net Loss	$(1,090)

Net Loss Per Share: Basic and Diluted	$(0.00)

Weighted Average Number of Shares Outstanding:
Basic and Diluted	100,000,000

See accompanying notes.

ALMOST NEVER FILMS INC.
Statement of Changes in Stockholders’ Equity
For the Period July 8, 2015 to October 31, 2015

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total

Balance, July 8, 2015	-	$-	$-	$-

Common stock issued for cash at $0.0001 per share	100,000,000	10,000	-	10,000
Net loss for the period	-	-	(1,090)	(1,090)
Balance, October 31, 2015	100,000,000	$10,000	$(1,090)	$8,910

See accompanying notes.

ALMOST NEVER FILMS INC.
Statement of Cash Flows

July 8, 2015 to
October 31, 2015

Cash Flows from Operating Activities
Net loss	$(1,090)
Adjustments to reconcile net loss to net cash used in operating activities	-
Changes in operating assets and liabilities	-

Net cash used in operating activities	(1,090)

Cash Flows from Investing Activities

Net cash used in investing activities	-

Cash Flows from Financing Activities
Proceed from issuance of common stock	10,000

Net cash provided by Financing Activities	10,000

Net cash increase for period	8,910
Cash at beginning of period	-
Cash at end of period	$8,910

See accompanying notes.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015
Note A - Organization and Description of Business:

Almost Never Films Inc. (the “Company”) is an Indiana corporation incorporated on July 8, 2015.  It is based in Fishers, Indiana.  The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America, and the Company’s fiscal year end is December 31.

Almost Never Films Inc., intends to develop and operate an independent film production company focused in various aspects of the motion picture entertainment industry, including development, production, and production services.  The Company’s activities have been limited to its formation and the raising of equity capital.

The Company's activities are subject to significant risks and uncertainties; including failing to secure additional funding to operationalize the Company's film production activities.

Note B - Summary of Significant Accounting Policies:

Basis of Presentation

The financial statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The financial statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States of America, and expressed in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period.  Actual results could differ from these good faith estimates and judgments.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and, in the opinion of management, are subject to an insignificant risk of loss in value.  The Company had $8,910 in cash and cash equivalents as of October 31, 2015.

Net Loss Per Share of Common Stock

The Company has adopted ASC Topic 260, “Earnings per Share” (“EPS”), which requires presentation of basic EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation.  In the accompanying financial statements, basic earnings (loss) per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note B - Summary of Significant Accounting Policies (Continued):

Net Loss Per Share of Common Stock (Continued)

The following table sets forth the computation of basic earnings per share, from July 8, 2015 to October 31, 2015:

July 8, 2015 to
October 31, 2015
Net loss	$(1,090)

Weighted average common shares issued and outstanding (Basic and Diluted)	100,000,000

Net loss per share, Basic and Diluted	$(0.00)

The Company has no potentially dilutive securities, such as options or warrants, currently issued and outstanding.

General and Administrative Expenses

General and administrative expenses consist of business development, professional fees, and other general and administrative overhead costs.  Expenses are recognized when incurred.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and cash equivalents.  The Company places its cash and cash equivalents with financial institutions of high credit worthiness.  At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note B - Summary of Significant Accounting Policies (Continued):

Financial Instruments

The Company follows ASC 820, “Fair Value Measurements and Disclosures,” which defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  The three levels of the fair value hierarchy are described below:

Level 1	applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2	applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3	applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of October 31, 2015.  The carrying values of our financial instruments, including cash and cash equivalents, approximate their fair values due to the short-term maturities of these financial instruments.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes.  Deferred taxes are recognized for the differences between the basis of assets and liabilities for financial statement and income tax purposes.  Those differences relate to the carryforward of the net operating loss for the period ended October 31, 2015.  The deferred tax assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for any operating loss carryforwards, charitable contribution carryforwards, and tax credit carryforwards that are available to offset future income taxes.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note B - Summary of Significant Accounting Policies (Continued):
Income Taxes (Continued)

Accounting principles generally accepted in the United States of America require the Company’s management to evaluate tax positions taken by the Company and recognize a tax liability (or asset) if the Company has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS.  The Company’s management has analyzed the tax positions taken by the Company and has concluded that as of October 31, 2015, no uncertain positions are taken or are expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements.  The Company is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.

The Company's policy is to recognize penalties and interest as incurred in the Statement of Operations, which totaled $0 for the period July 8, 2015 to October 31, 2015.  The Company's federal and state income tax returns for 2015 will be subject to examination by the applicable tax authorities, generally for three years after the later of the original or extended due date.

Advertising Costs

The Company follows ASC 720, “Advertising Costs,” and expenses costs as incurred.  No advertising costs were incurred for the period ended October 31, 2015.

Commitments and Contingencies

The Company follows ASC 450-20, “Loss Contingencies,” to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties, and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Revenue Recognition

The Company will recognize revenue from the sale of products and services in accordance with ASC 605,“Revenue Recognition.  No revenue has been recognized since inception.  However, the Company will recognize revenue only when all of the following criteria have been met:

i)	Persuasive evidence for an agreement exists;
ii)	Service has been provided;
iii)	The fee is fixed or determinable; and,
iv)	Collection is reasonably assured.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note B - Summary of Significant Accounting Policies (Continued):

Recent Accounting Pronouncements

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.”  The amendments in the ASU provide guidance on determining when and how to disclose going-concern uncertainties in the financial statements.  The new standard requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued.  An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern.  The amendments in this Update are effective for annual periods and interim periods within those annual periods beginning after December 15, 2016.  Earlier adoption is permitted.

The adoption of this standard is not expected to have a material impact on the Company’s financial position and results of operations.

In August 2015, the FASB issued ASU 2015-14, “Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date.”  The amendments in the ASU defer the effective date of ASU 2014-09 for all entities by one year.  Public business entities, certain not-for-profit entities, and certain employee benefit plans should apply the guidance in ASU 2014-09 to annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period.  Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period.

The Company is currently in the process of evaluating the impact of the adoption on its financial statements.

Note C - Going Concern:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  As of October 31, 2015, the Company has a loss from operations of $1,090, an accumulated deficit of $1,090 and has earned no revenues since inception.  The Company intends to fund operations through equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the period ended October 31, 2015.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note C - Going Concern:

Management expects to continue to incur additional losses in the foreseeable future as a result of the Company’s film production activities.  For the foreseeable future, management plans to fund the operations and capital expenditures from the net proceeds of equity or debt offerings and existing cash balances.  Although the Company plans to pursue additional financing, there can be no assurance that it will be able to secure financing when needed or to obtain such financing on terms satisfactory to the Company, if at all.  If unable to secure additional financing in the future on acceptable terms, or at all, the Company could be forced to reduce or discontinue film development, reduce or forego sales and marketing efforts, and forego attractive business opportunities in order to improve liquidity to enable the Company to continue its operations.

There are risks and uncertainties inherent to the film industry including the highly speculative nature of the industry and intense competition.  There is also risk in the lack of industry experience of the stockholders of the Company.

These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note D - Stockholders’ Equity:

On July 8, 2015, the Company issued 100,000,000 shares of its common stock to its officers at par value, $0.0001 per share, for $10,000.  Common stockholders are entitled to vote on all matters submitted to vote of the Company’s stockholders.  The shares of the Company’s common stock are not subject to any redemption provisions.  The Company has no issued and outstanding shares of preferred stock.  The Company has no stock option plan, warrants or other dilutive securities.

Note E - Provision for Income Taxes:

The Company provides for income taxes under ASC 740, “Income Taxes.”  Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities, and the tax rates in effect when these differences are expected to reverse.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note E - Provision for Income Taxes (Continued):

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal and state income tax rate of 21.5% to the net loss before provision for income taxes for the following reasons:

October 31, 2015
Income tax expense at statutory rate	$(224)
Valuation allowance	224

Income tax expense per books	$-

Net deferred tax assets consist of the following components as of:

October 31, 2015
NOL carry forward	$224
Valuation allowance	(224)

Net deferred tax asset	$-

Utilization of the NOL carry forwards, which expire 20 years from when incurred, of approximately $1,090 for federal income tax reporting purposes, may be subject to an annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the "Code").  These ownership changes may limit the amount of the NOL carry forwards that can be utilized annually to offset future taxable income and tax, respectively.  In general, an "ownership change" as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders.

Note F - Commitments and Contingencies:

From time to time, the Company may become a party to litigation matters involving claims against the Company.  Management believes that it is adequately insured for its operations and there are no current matters that would have a material effect on the Company’s financial position or results of operations.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note G - Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were available to be issued.

On November 5, 2015, the Company executed a letter of intent regarding an agreement with the stockholders of Smack Sportswear.  The Company will be a wholly-owned subsidiary of Smack Sportswear.  1,000,000 shares of Smack Sportswear Series A Convertible Preferred stock will be issued to the shareholders of the Company on a pro rata basis in exchange for all 100,000,000 shares of issued and outstanding common stock of the Company.  Each shareholder of the Company will receive 500,000 shares of Smack Sportswear Series A Convertible Preferred stock and each share of Series A Convertible Preferred Stock of Smack Sportswear is convertible, at the option of holder, into 100 shares of Smack Sportswear common stock.  As a result of this acquisition, the Company will own and control a majority of the outstanding shares of common stock of Smack Sportswear.  The acquisition is expected to be completed by January 31, 2016.

ALMOST NEVER FILMS INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the reverse acquisition transaction (the "Transaction") between Smack Sportswear (the “Company”, “we”, “us”, “our”) and Almost Never Films Inc. (the “Almost Never”).

Pro Forma
Balance Sheet - Unaudited
September 30, 2015

	Smack	Almost Never	Proforma	Proforma
	Sportswear	Films Inc.	Adjustments	Adjustments	Proforma
	September 30, 2015	October 31, 2015	(a)	(b)	As Adjusted
ASSETS
Current Assets
Cash and cash equivalents	$18,811	$8,910	$-	$-	$27,721
Total Current Assets	18,811	8,910	-	-	27,721

Investment	-	-	10,000	(10,000)	-

Total Assets	$18,811	$8,910	$10,000	$(10,000)	$27,721

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities
Accounts payable and accrued expenses	$244,640	$-	$-	$-	$244,640
Payroll and sales taxes payable	271,398	-	-	-	271,398
Customer deposits	8,500	-	-	-	8,500
Amounts due to related parties	125,000	-	-	-	125,000
Notes payable - related parties	150,000	-	-	-	150,000
Note payable	47,650	-	-	-	47,650
Total Current Liabilities	847,188	-	-	-	847,188

Notes payable - related parties	150,000	-	-	-	150,000
Total liabilities	997,188	-	-	-	997,188

Stockholders’ Equity (Deficit)
Preferred stock, $0.001 par value, 5,000,000 shares authorized; Series A Voting Preferred stock, 2,000,000 shares authorized; No shares issued and outstanding, Series A Convertible Preferred stock, 1,000,000 shares authorized;1,000,000 shares issued and outstanding	-	-	10,000	-	10,000
Common stock, $0.001 par value, 200,000,000 shares authorized as pro forma adjustments (c); 22,117,776 shares issued and outstanding	66,353	-	-	-	66,353
Common stock, 100,000,000 shares issued and outstanding	-	10,000	-	(10,000)	-
Additional paid-in capital	1,264,782	-	-	(2,309,512)	(1,044,730)
Accumulated deficit	(2,309,512)	(1,090)	-	2,309,512	(1,090)
Total Stockholders’ Equity (Deficit)	(978,377)	8,910	10,000	(10,000)	(969,467)

Total Liabilities and Stockholders' Equity (Deficit)	$18,811	$8,910	$10,000	$(10,000)	$27,721

Pro Forma
Statement of Operations - Unaudited
September 30, 2015

	Smack	Almost Never
	Sportswear	Films Inc.	Proforma
	July 1, 2015	July 8, 2015	Adjustments	Proforma
	to September 30, 2015	to October 31, 2015	(b)	As Adjusted

Sales	$-	$-	$-	$-
Cost of goods sold	-	-	-	-
Gross profit	-	-	-	-

Operating Expenses
Selling, general and administrative expenses	52,423	1,090	(52,423)	1,090
Operating Loss	(52,423)	(1,090)	52,423	(1,090)

Other Expenses
Interest expense	8,365	-	(8,365)	-
Loss from Continuing Operations	(60,788)	(1,090)	(52,423)	(1,090)

Provision for Income Taxes	-	-	-	-

Gain from Discontinued Operation, Net of Tax Benefits	132,900	-	(132,900)	-

Net Income (Loss)	$72,112	$(1,090)	$(185,323)	$(1,090)

Net Loss Per Share: Basic and Diluted	$0.00	$0.00		$(0.00)

Weighted Average Number of Shares Outstanding: Basic and Diluted	22,117,776	100,000,000		22,117,776

SMACK SPORTSWEAR
NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)

On November 9, 2015, Smack Sportswear (the "Company"), entered into a letter of intent with Almost Never Films Inc., an Indiana company ("Almost Never"), to acquire Almost Never by issuing to the two shareholders of said company 1,000,000 shares of Series A Convertible Preferred Stock of the Company, which each share of Series A Convertible Preferred Stock has the voting power equivalent of 100 shares of common stock. As a result of the proposed transaction, Almost Never would become a wholly owned subsidiary of the Company and the board of the Company will consist of persons appointed by Almost Never. The Company feels that it is in the best interests of the shareholders to maximize value with respect to this transaction. Almost Never has a proprietary relationship with the entertainment industry in both the United States and China.

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheets have been derived from the historical October 31, 2015 balance sheet of Almost Never Films Inc. after giving effect to the acquisition with Smack Sportswear. The pro forma balance sheet and statement of operations present this transaction as if they had been consummated as of September 30, 2015, as required under Article 11 of Regulation S-X.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. This merger will be treated as a reverse acquisition, and therefore Almost Never is treated as the accounting acquirer, such that the financial statements of Almost Never immediately after the merger will become those of Almost Never. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 2— Pro Forma Adjustments.

2. ACCOUNTING PERIODS PRESENTED

Almost Never Films’ historical fiscal year ended on December 31 and, for purposes of these unaudited pro forma condensed combined financial information, its historical results have been aligned to more closely conform to the Company’s September 30 fiscal year end as explained below. Certain pro forma adjustments were made to conform to Almost Never Film's accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of September 30, 2015 is presented as if the Almost Never Film acquisition had occurred on September 30, 2015, and due to different fiscal period ends, combines the historical balance sheet of the Company at September 30, 2015 and the historical balance sheet of Almost Never Films at October 31, 2015.

The unaudited pro forma condensed combined statement of operations of the Company and Almost Never Films for the three months ended September 30, 2015 and the period July 8, 2015 to October 31, 2015 are presented as if the Almost Never Films acquisition had taken place on September 30, 2015. Due to different fiscal period ends, the pro forma statement of operations for the three months ended September 30, 2015 combines the historical results of the Company for the three months ended September 30, 2015 and the historical results of Almost Never Films for the period July 8, 2015 to October 31, 2015.

3. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet and statement of operations are as follows:

(a)	To exchange 1,000,000 Series A Convertible Preferred shares of the Company with 100,000,000 shares of common stock of Almost Never.
(b)	To eliminate the investment in Almost Never and common stock of Almost Never and the accumulated loss of the Company incurred before the reverse acquisition.
(c)	To seek our shareholders’ approval to amend our Articles of Incorporation to increase the number of authorized shares of Common Stock from 70,000,000 shares to 200,000,000 shares